UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 27, 2010

Harleysville Savings Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	000-29709	23-3028464
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

271 Main Street, Harleysville, Pennsylvania		19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 256-8828

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)–(d)    Not applicable.

(e)           At the Annual Meeting of Stockholders on January 27, 2010, the stockholders of Harleysville Savings Financial Corporation (the “Company”) approved the Company’s 2009 Stock Incentive Plan (the “Plan”).  The Plan provides for the issuance of up to 300,000 shares of common stock of the Company pursuant to the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code, non-incentive or compensatory stock options and share awards of restricted stock, including performance share awards (collectively “Awards”).  Awards will be available for grant to officers, key employees and non-employee directors of the Company and any subsidiaries.

The description of the Plan is qualified by reference to the Plan, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K.

(f)	Not applicable.

Item 8.01         Other Events.

I.    (a)   An Annual Meeting of Stockholders of the Company was held on January 27, 2010.

(b)   There were 3,638,205 shares of common stock of the Company eligible to be voted at the Annual Meeting and 2,887,733 shares represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the vote for each proposal were as follows:

1.           Election of directors for a three year term:

	FOR	WITHHELD	BROKER NON-VOTES

Sanford L. Alderfer	2,229,480	28,747	629,506
Mark R. Cummings	2,242,304	15,923	629,506
Ronald B. Geib	2,238,599	19,628	629,506

2.           To Approve the Company’s 2009 Stock Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,014,496	222,694	21,037	629,506

3.           To ratify the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending September 30, 2010.

FOR	AGAINST	ABSTAIN
2,861,603	14,668	10,462

Each of the nominees were elected as directors and each of the proposals were adopted by the stockholders of the Company at the Annual Meeting.

(c)	Not applicable.

II.    On January 27, 2010, the Company issued a press release announcing that the board of directors of the Company declared a quarterly cash dividend on the outstanding common stock of the Company. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable

(d)           The following exhibits are included with this Report:

Exhibit No.	Description
10.1	Harleysville Savings Financial Corporation 2009 Stock Incentive Plan(1)
99.1	Press Release, dated January 27, 2010

______

(1)
Incorporated by reference to the definitive proxy statement filed by Harleysville Savings Financial Corporation with the Commission on December 18, 2009 for the Annual Meeting of Stockholders held on January 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARLEYSVILLE SAVINGS FINANCIAL CORPORATION

By:  /s/ Brendan J. McGill____________________
       Name:  Brendan J. McGill
 Title:     Executive Vice President and Chief Financial Officer

Date:  January 28, 2010